SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 7, 2002
                                                 ___________________________


                                 ALICO, INC.
____________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                          59-0906081
____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)           Identification No.)


Post Office Box 338, La Belle, Florida                             33975
___________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (863) 675-2966
                                                 _________________________

Item 5.  Other Events

   Incorporated by reference is a press release issued by the Registrant on January 7, 2002, attached as Exhibit 01, providing information concerning the Registrant's announcement of property purchased in Lee County, Florida.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued January 7, 2002.




                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)



                                              /s/ W. Bernard Lester
January 7, 2002                         By__________________________________
__________________                          W. Bernard Lester, President
Date                                       (Signature)

EXHIBIT INDEX


Exhibit
Number                           Description

01 Press release issued January 7, 2002

FOR IMMEDIATE RELEASE

Contact:	Dick Klaas, Vice President
            Florida Real Estate Consultants, Inc.
            (941) 643-2525


                 ALICO, INC. / AGRI-INSURANCE COMPANY, LTD. ANNOUNCES
               PURCHASE OF 40 ACRES NEAR FLORIDA GULF COAST UNIVERSITY

La Belle, Florida (January 3, 2002) - Ben Hill Griffin, III, Chief Executive Officer and Chairman of the Board of Alico, Inc., (ALCO), announced today that Agri-Insurance Company, Ltd., a wholly owned subsidiary of Alico, Inc., has closed on the contract (announced December 7, 2001) to purchase from University Plaza Land Trust, Gerard McHale, Jr., Trustee, approximately 40 acres near the intersection of Alico Road and Interstate 75, in Lee County, Florida. The purchase price of the property was $9.5 million.